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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 28, 2004

Veritas DGC Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-7427	76-0343152
(Commission File Number)	(I.R.S. Employer Identification No.)
10300 Town Park Drive Houston, Texas	77072
(Address of Principal Executive Offices)	(Zip Code)
Registrant's telephone number, including area code: (832) 351-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition.

        On October 28, 2004, Registrant reported in a press release that it intends to restate its financial results for 2000 through 2004. A copy of the press release is attached as Exhibit 99.1.

Item 8.01.    Other Events.

        On October 28, 2004, Registrant issued a press release that it will restate its financial results to properly reflect the $3.7 million of adjustments that were identified during Registrant's review of its balance sheet accounts. Registrant determined that the adjustments were material to the fourth quarter and annual results of fiscal 2004. Restatement of the financial results for 2000 through 2004 is therefore appropriate.

Item 9.01.    Financial Statements and Exhibits

(c)
Exhibit

Exhibit No.	Description
99.1	Press release issued October 28, 2004

        THE INFORMATION CONTAINED IN ITEM 2.02 OF THIS CURRENT REPORT, INCLUDING THE EXHIBIT ATTACHED HERETO, SHALL NOT BE DEEMED "FILED" FOR THE PURPOSES OF SECTION 18 OF THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED, NOR SHALL IT BE DEEMED INCORPORATED BY REFERENCE INTO ANY REGISTRATION STATEMENT OR OTHER FILING PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED, EXCEPT AS OTHERWISE EXPRESSLY STATED IN SUCH FILING.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERITAS DGC INC.
Date: October 28, 2004	By:	/s/ LARRY L. WORDEN
	Name:	Larry L. Worden
	Title:	Vice President, General Counsel and Secretary

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued October 28, 2004

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QuickLinks

  Item 2.02. Results of Operations and Financial Condition.
  Item 8.01. Other Events.
  Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX